                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 25, 2000, relating to the financial statements of Pegaso Telecomunicaciones, S.A. de C.V., which appears in Leap Wireless International, Inc.'s Annual Report on Form 10-K/A Amendment No. 2 for the year ended August 31, 1999. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

PricewaterhouseCoopers

Mexico City, Mexico
September 7, 2000